UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): April 14, 2015
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
 __________________

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.
The information set forth in Item 5.02 of this Current Report on Form 8-K regarding the Long-Term Incentive Plan Unit Time-Based Vesting Agreement and the Long-Term Incentive Plan Unit Performance-Based Vesting Agreement relating to the long-term equity compensation awards described in Item 5.02 is hereby incorporated by reference under this Item 1.01.
On April 15, 2015, the Company and each of the executive officers named below and Patricia B. Dietz, General Counsel, Chief Compliance Officer and Secretary of the Company, amended each such officer's employment or severance agreement, as applicable, so that the provision in each such agreement that gives the grantee automatic vesting of equity compensation awards upon a change in control of the Company will only apply to equity compensation awards granted on or before December 31, 2014. Prior to the amendments, such automatic vesting upon a change in control of the Company applied to all equity compensation awards regardless of the grant date. Under the Long-Term Incentive Plan Unit Time-Based Vesting Agreements and Long-Term Incentive Plan Unit Performance-Based Vesting Agreements relating to the long-term equity-based incentive awards described in Item 5.02 of this Current Report on Form 8-K, these awards will not automatically vest upon a change in control of the Company.
The amendments to the executive officers' employment and severance agreements are filed herewith as Exhibits 10.2 through 10.7.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 14, 2015, the Compensation Committee (the "Committee") of the Board of Directors of American Residential Properties, Inc. (the "Company") approved compensatory arrangements for the Company's executive officers for 2015.
For 2015, the Committee determined that compensation for each executive will consist of: (i) a cash base salary; (ii) a cash bonus incentive award under the Company's 2012 Equity Incentive Plan (the "Plan") to be awarded by the Committee in its sole discretion; and (iii) long-term equity-based compensation in the form of awards of long-term incentive plan units ("LTIP Units") of the Company's operating partnership, American Residential Properties OP, L.P. (the "Operating Partnership") — one-third of the awarded LTIP Units are subject to time-based vesting provisions over a three-year period and two-thirds of the awarded LTIP Units are subject to performance-based vesting over a three-year performance period, as described further below.
Base Salary and Target Cash Bonus Incentive Award
The Committee approved the following cash compensation arrangements for 2015 for the executive officers shown:

Name and Title	Base Salary	Target Cash Bonus (% of Base)
Stephen G. Schmitz, Chief Executive Officer and Chairman of the Board	$500,000	100%
Laurie A. Hawkes, President and Chief Operating Officer	$500,000	100%
Shant Koumriqian, Chief Financial Officer and Treasurer	$350,000	75%
Lani B Porter, Senior Vice President, Operations	$275,000	60%
Christopher J. Byce, Senior Vice President, Investments	$250,000	60%
The actual amount of cash bonus, if any, that will be paid in 2016 for performance in 2015 will be at the sole discretion of the Committee.
Long-Term Equity Incentive Awards
The Committee, in its discretion, approved grants of LTIP Units to certain of the Company's executive officers. The grants will be made to the individuals and in the amounts shown in the following table pursuant to award agreements that provide for time-based vesting (the "Long-Term Incentive Plan Unit Time-Based Vesting Agreement") or performance-based vesting (the "Long-Term Incentive Plan Unit Performance-Based Vesting Agreement"):

Name and Title	Number of Time-Based LTIP Units	Number of Performance-Based LTIP Units
Stephen G. Schmitz, Chief Executive Officer and Chairman of the Board	13,744	27,488
Laurie A. Hawkes, President and Chief Operating Officer	13,744	27,488
Shant Koumriqian, Chief Financial Officer and Treasurer	5,498	10,966
Lani B Porter, Senior Vice President, Operations	5,498	10,966
Christopher J. Byce, Senior Vice President, Investments	4,810	9,621
The time-based LTIP Units will vest ratably on January 1, 2016, January 1, 2017 and January 1, 2018.
Up to 50% of the performance-based LTIP Units will vest, if at all, if the Company's total stockholder return ("TSR") exceeds the total return of the MSCI U.S. REIT Index (the "MSCI Index"), and up to 50% of the performance-based LTIP Units will vest, if at all, if the Company's TSR exceeds the average of the TSRs of three other public REITs whose primary business is to acquire, own and operate single-family residential properties, American Homes 4 Rent, Starwood Waypoint Residential Trust and Silver Bay Realty Trust Corp., taken as a group (the "SFR Peer TSR"), as determined and certified by the Committee within 30 days following the end of a measurement period, as follows:

•
for the year ending December 31, 2015, up to 33.34% may vest: up to 16.67% will vest if the Company's TSR outperforms the total return of the MSCI Index over the same period, and up to 16.67% will vest if the Company's TSR outperforms the SFR Peer TSR over the same period;

•
for the year ending December 31, 2016, up to 33.34% may vest: up to 16.67% will vest if the Company's TSR outperforms the total return of the MSCI Index over the same period, and up to 16.67% will vest if the Company's TSR outperforms the SFR Peer TSR over the same period;

•
for the year ending December 31, 2017, up to 33.32% may vest: up to 16.66% will vest if the Company's TSR outperforms the total return of the MSCI Index over the same period, and up to 16.66% will vest if the Company's TSR outperforms the SFR Peer TSR over the same period; and

•
for the three years ending December 31, 2017, any of the LTIP Units not previously vested may vest: up to 50% will vest if the Company's TSR outperforms the total return of the MSCI Index over the same period, and up to 50% will vest if the Company's TSR outperforms the SFR Peer TSR over the same period.

The beginning values of the Company's TSR and the TSR of each company in the SFR Peer TSR (the "SFR Companies") for each period will be based in part on the average of the closing per-share prices of the Company's common stock and the common stock of the each of the SFR Companies, respectively, on the ten trading days evenly straddling January 1, 2015, January 1, 2016 and January 1, 2017, as the case may be. The ending value of the Company's TSR and the TSR of each of the SFR Companies for each period will be based in part on the average of the closing per-share prices of the Company's common stock and the common stock of the each of the SFR Companies, respectively, on the ten trading days evenly straddling December 31, 2015, December 31, 2016 or December 31, 2017, as the case may be.
On each determination date, the Committee will determine and certify for the applicable measurement period the Company's TSR, the total return of the MSCI Index, the SFR Peer TSR and the two corresponding performance factors (as described below). The maximum number of LTIP Units that are eligible to vest for that period under each performance metric will be multiplied by the applicable performance factor as so determined by the Committee to determine the number of LTIP Units that actually vest.
The performance factors for each applicable measurement period will be determined based on the relative performance of the Company's TSR compared to the total return of the MSCI Index and to the SFR Peer TSR as shown in the following two matrixes.

Performance Matrixes for Company's TSR Relative to Total Return of MSCI Index and Relative to SFR Peer TSR for the Applicable Measurement Period

Company's TSR Relative to Total Return of MSCI Index(1)	Performance Factor(2)	Company's TSR Relative to SFR Peer TSR(3)	Performance Factor(4)
100% (or more) of Total Return of MSCI Index	100%	100% (or more) of SFR Peer TSR	100%
80% of Total Return of MSCI Index	50%	90% of SFR Peer TSR	50%
Less than 80% of Total Return of MSCI Index	0%	Less than 90% of SFR Peer TSR	0%
(1) Matrix assumes the Company's TSR is positive. If the Company's TSR is less than or equal to 0% and the total return of the MSCI Index is positive, then none of the LTIP Units will vest. If both the Company's TSR and the total return of the MSCI Index are less than or equal to 0%, but the Company's TSR is less negative than the total return of the MSCI Index, then the performance factor will be 50%.

(2)	If the relative performance of the Company's TSR compared to the total return of the MSCI Index is between 80% and 100%, the performance factor will be determined based on straight-line interpolation.

(3)
Matrix assumes the Company's TSR is positive. If the Company's TSR is less than or equal to 0% and the SFR Peer TSR is positive, then none of the LTIP Units will vest. If both the Company's TSR and the SFR Peer TSR are less than or equal to 0%, but the Company's TSR is less negative than the SFR Peer TSR, then the performance factor will be 50%.

(4)	If the relative performance of the Company's TSR compared to the SFR Peer TSR is between 80% and 100%, the performance factor will be determined based on straight-line interpolation.
The time-based and the performance-based LTIP Units will also vest upon termination of the executive's employment without cause or on account of the executive's death or disability or upon resignation by the executive for good reason or within 90 days after notice of non-renewal of the executive's employment agreement (each of the preceding terms as defined in the executive's employment or severance agreement).
The performance-based LTIP Units will also vest immediately before the effective time of any Change in Control (as such term is defined in the Plan as of such effective time) as follows:

•
up to 50% of any performance-based LTIP Units that are then outstanding and have not already vested will become fully vested as of such time, so long as the Company's TSR for the period from the grant date through the effective time of the Change in Control, after giving effect to the value of the consideration payable to the Company's stockholders in such Change in Control, exceeds the total return of the MSCI Index for such measurement period, and

•
up to 50% of any performance-based LTIP Units that are then outstanding and have not already vested will become fully vested as of such time, so long as the Company's TSR for the period from the grant date through the effective time of the Change in Control, after giving effect to the value of the consideration payable to the Company's stockholders in such Change in Control, exceeds the SFR Peer TSR for such measurement period.

None of the time-based or performance-based LTIP Units will vest unless the executive remains in the continuous employ of the Company or its subsidiaries from the date of grant until the date the LTIP Units vest as described above.
Any of the time-based or performance-based LTIP Units that have not vested as described above may not be transferred and will be forfeited on the date the executive's employment terminates or is terminated for any reason. Any of the performance-based LTIP Units that have not vested as described above will be forfeited as of the effective time of any Change in Control.
Prior to vesting, 55% of any distributions on the non-vested performance-based LTIP Units will be accumulated but will not be paid to the executive during the applicable performance period. Any accumulated and unpaid distributions on such LTIP Units will be paid to the executive on the date such LTIP Units have vested in accordance with the applicable award agreement. Prior to vesting, 100% of any distributions on the non-vested time-based LTIP Units will be paid to the executive in accordance with the agreement of limited partnership of the Operating Partnership.

The foregoing summary of the Long-Term Incentive Plan Unit Time-Based Vesting Agreement is qualified in its entirety by reference to the form of agreement filed herewith as Exhibit 10.1. The foregoing summary of the Long-Term Incentive Plan Performance-Based Vesting Agreement is qualified in its entirety by reference to the form of the Long-Term Incentive Plan Unit Performance-Based Vesting Agreement, which will be filed with the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2015.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1*	Form of Long-Term Incentive Plan Unit Time-Based Vesting Agreement (2015).
10.2*	First Amendment to Amended and Restated Employment Agreement, dated April 19, 2013, by and between Stephen G. Schmitz and American Residential Properties, Inc., dated April 15, 2015.
10.3*	First Amendment to Amended and Restated Employment Agreement, dated April 19, 2013, by and between Laurie A. Hawkes and American Residential Properties, Inc., dated April 15, 2015.
10.4*	First Amendment to Employment Agreement, dated April 19, 2013, by and between Shant Koumriqian and American Residential Properties, Inc., dated April 15, 2015.
10.5*	First Amendment to Employment Agreement, dated April 19, 2013, by and between Lani B Porter and American Residential Properties, Inc., dated April 15, 2015.
10.6*
First Amendment to Amended and Restated Executive Severance and Change in Control Vesting Agreement, dated December 23, 2014, by and between Christopher J. ("Jay") Byce and American Residential Properties, Inc., dated April 15, 2015.

10.7*	First Amendment to Executive Severance and Change in Control Agreement, dated as of June 12, 2014, by and between Patricia B. Dietz and American Residential Properties, Inc., dated April 15, 2015.

*    Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

April 16, 2015	By:	/s/ Shant Koumriqian
	Name:	Shant Koumriqian
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Form of Long-Term Incentive Plan Unit Time-Based Vesting Agreement (2015).
10.2*	First Amendment to Amended and Restated Employment Agreement, dated April 19, 2013, by and between Stephen G. Schmitz and American Residential Properties, Inc., dated April 15, 2015.
10.3*	First Amendment to Amended and Restated Employment Agreement, dated April 19, 2013, by and between Laurie A. Hawkes and American Residential Properties, Inc., dated April 15, 2015.
10.4*	First Amendment to Employment Agreement, dated April 19, 2013, by and between Shant Koumriqian and American Residential Properties, Inc., dated April 15, 2015.
10.5*	First Amendment to Employment Agreement, dated April 19, 2013, by and between Lani B Porter and American Residential Properties, Inc., dated April 15, 2015.
10.6*
First Amendment to Amended and Restated Executive Severance and Change in Control Vesting Agreement, dated December 23, 2014, by and between Christopher J. ("Jay") Byce and American Residential Properties, Inc., dated April 15, 2015.

10.7*	First Amendment to Executive Severance and Change in Control Agreement, dated as of June 12, 2014, by and between Patricia B. Dietz and American Residential Properties, Inc., dated April 15, 2015.

*    Management contract or compensatory plan or arrangement.